UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2009

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100
Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

I. Commodity Price Risk Management

For the quarter and year to date ended September 30, 2009, we anticipate pre-tax losses on commodity derivative instruments of $28 million and $95 million, respectively, from our crude oil and natural gas derivative instruments as presented below.

	Three Months Ended September 30, 2009
	Crude Oil	Natural Gas	Total
	(in millions)
Cash received on settlements, net	$36	$71	$107
Settlement of deferred losses previously recorded in AOCL	14	-	14
Realized MTM gain, net	50	71	121
Unrealized MTM loss, net	(34)	(115)	(149)
(Loss) gain on commodity derivative instruments	$16	$(44)	$(28)

	Nine Months Ended September 30, 2009
	Crude Oil	Natural Gas	Total
	(in millions)
Cash received on settlements, net	$167	$201	$368
Settlement of deferred losses previously recorded in AOCL	45	-	45
Realized MTM gain, net	212	201	413
Unrealized MTM loss, net	(305)	(203)	(508)
(Loss) gain on commodity derivative instruments	$(93)	$(2)	$(95)

Realized mark-to-market (MTM) gains associated with derivative instruments that hedge current production will be recognized in both net income and adjusted net income reported in our quarterly news release of earnings.  Unrealized MTM losses will be recognized in net income, but will be excluded in determining adjusted net income to better match derivative gains and losses with the period when the underlying hedged production occurs.

Cash receipts related to realized MTM gains were partially offset by net deferred losses previously recorded in Accumulated Other Comprehensive Loss (AOCL) associated with instruments that settled during the periods presented above.  Upon settlement, these deferred losses were reclassified from AOCL to net income as decreases to crude oil revenues, and impact reported realized commodity prices.  Unrealized derivative losses and gains that occurred through December 31, 2007 under our previous cash flow hedge accounting method were deferred in AOCL as of that date.  Crude oil and natural gas pre-tax net deferred losses of $31 million and $1 million, respectively, remain in AOCL as of September 30, 2009.  These losses are expected to be recognized as decreases to revenue and will impact reported realized commodity prices during the remainder of 2009 and 2010 as the associated derivative instruments settle.  All other commodity derivative gains or losses subsequent to our voluntary discontinuation of cash flow hedge accounting are recognized as Gain or Loss on Commodity Derivative Instruments, and do not impact reported realized commodity prices.

From time to time, we may consider other items in determining adjusted net income.  Adjusted net income should not be considered a substitute for net income as reported in accordance with generally accepted accounting principles (GAAP).  Adjusted net income is provided for comparison to earnings forecasts prepared by analysts and other third parties. Our management believes, and certain investors may find, that adjusted net income is beneficial in evaluating our financial performance.

II. Derivative Instruments

(a) Presented below is a summary of our crude oil derivative instruments as of September 30, 2009, with notional volumes expressed in barrels (Bbls) per day and prices in dollars per Bbl.

	Variable to Fixed Price Swaps			Collars
			Weighted			Weighted	Weighted
Production		Bbls	Average		Bbls	Average	Average
Period	Index	Per Day	Fixed Price	Index	Per Day	Floor Price	Ceiling Price
4th Qtr 2009	NYMEX WTI	9,000	$88.43	NYMEX WTI	6,700	$79.70	$90.60
4th Qtr 2009	Dated Brent	2,000	87.98	Dated Brent	4,848	71.82	88.66
4th Qtr 2009 Average		11,000	88.35		11,548	76.39	89.79
2010	-	-	-	NYMEX WTI	14,500	61.48	75.63
2010	Dated Brent	1,000	80.05	Dated Brent	7,000	64.00	73.96
2010 Average		1,000	80.05		21,500	62.30	75.09
2011	-	-	-	NYMEX WTI	1,000	70.00	82.40

From October 1, 2009 to October 15, 2009, we did not enter into any additional crude oil derivative instruments.

(b) Presented below is a summary of our natural gas derivative instruments as of September 30, 2009, with notional volumes expressed in millions of British thermal units (MMBtu) per day and prices in dollars per MMBtu.

	Variable to Fixed Price Swaps			Collars
			Weighted			Weighted	Weighted
Production		MMBtu	Average		MMBtu	Average	Average
Period	Index	Per Day	Fixed Price	Index	Per Day	Floor Price	Ceiling Price
4th Qtr 2009	-	-	-	NYMEX HH (1)	170,000	$9.15	$10.81
4th Qtr 2009	-	-	-	IFERC CIG (2)	15,000	6.00	9.90
4th Qtr 2009 Average		-	-		185,000	8.90	10.73
2010	NYMEX HH	20,000	6.10	NYMEX HH	210,000	5.90	6.73
2010	-	-	-	IFERC CIG	15,000	6.25	8.10
2010 Average		20,000	6.10		225,000	5.93	6.82
2011	-	-	-	NYMEX HH	140,000	5.95	6.82

	Basis Swaps
				Weighted
Production		Index Less	MMBtu	Average
Period	Index	Differential	Per Day	Differential
4th Qtr 2009	IFERC CIG	NYMEX HH	140,000	$(2.49)
2010	IFERC CIG	NYMEX HH	100,000	(1.60)
2011	IFERC CIG	NYMEX HH	80,000	(0.84)

(1)               Henry Hub
(2)               Colorado Interstate Gas – Northern System

From October 1, 2009 to October 15, 2009, we did not enter into any additional natural gas derivative instruments.

III. Forward-Looking Statements

This report on Form 8-K contains projections and other “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements may be expressed differently. These forward-looking statements are made based upon our current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. Important factors that could cause the actual results to differ materially from those projected include, without limitation:

•	the timing and extent of changes in commodity prices for natural gas, crude oil and related products, foreign currency exchange rates, interest rates and financial market conditions;

•	the extent and effect of any hedging activities engaged in by us;

•	our liquidity and ability to finance our exploration and development activities;

•	changes in plans with respect to exploration or development projects or capital expenditures;

•	the supply and demand for oil, natural gas and other products or services;

•	the presence or recoverability of estimated reserves;

•	our ability to replace reserves;

•	exploration and development risks;

•	drilling and operating risks;

•	environmental risks;

•	government regulation or other action; and

•	the ability of management to execute its plans to meet its goals.

We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. You should consider carefully the statements under Item 1A. Risk Factors included in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, and June 30, 2009, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. Our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are available on our website at www.nobleenergyinc.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: October 15, 2009	By:	/s/ Frederick B. Bruning
Frederick B. Bruning
Vice President and Chief Accounting Officer